Aptus Laddered Deep Buffer ETF Trading Symbol: ALDB Listed on Cboe BZX Exchange, Inc.	Summary Prospectus May 11, 2026 www.aptusetfs.com/aldb

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated April 19, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholder, and other information about the Fund online at www.aptusetfs.com/aldb. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Aptus Laddered Deep Buffer ETF (the “Fund”) seeks to provide investors with capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.05%
Distribution and/or Service (Rule 12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1,2]	0.25%
Total Annual Fund Operating Expenses	0.30%

1Estimated for the current fiscal year.
2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$31	3 Years:	$97
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of “deep” buffer ETFs managed by Aptus Capital Advisors, LLC, the Fund’s investment adviser (“Aptus” or the “Adviser”). To achieve US large-cap equity market exposure, the Fund invests in underlying deep buffer ETFs that seek to provide their investors with returns that match the share price performance of the SPDR ® S&P 500 ® ETF Trust (“SPY”) up to a predetermined upside cap while providing a deep buffer against a predetermined percentage of losses. A laddered deep buffer portfolio is a portfolio that consists of multiple underlying defined outcome deep buffer ETFs with different expiration dates, allowing for tactical investing and diversification. The laddered approach spreads performance over multiple outcome periods, providing a level of downside protection while allowing for some upside potential. Each underlying ETF tracks SPY and imposes a cap on the underlying ETF’s gains from SPY in return for also applying a deep buffer against SPY losses between -4% and -34%. The laddered portfolio is currently comprised of the Aptus January Deep Buffer ETF, Aptus April Deep Buffer ETF, Aptus July Deep Buffer ETF, and Aptus October Deep Buffer ETF (each, an “Underlying ETF” and, collectively, the “Underlying ETFs”); however, the US large-cap equity Aptus-managed “deep” buffer ETFs that comprise the laddered portfolio may change from time to time.
By investing in a “laddered portfolio” of multiple Underlying ETFs that employ structured outcome strategies over pre-determined investment periods, the Fund’s investment exposure to the underlying US large-cap equity market, as well as its ability to limit downside risk, is spread out across multiple investment time periods. This laddered portfolio approach is intended to mitigate the risk of failing to benefit from the “deep” buffer of a single Underlying ETF due to the timing of investment in such Underlying ETF and the relative price of the reference asset or having limited or no upside potential remaining because of the cap of a single Underlying ETF. The Fund’s laddered approach is intended to allow the Fund to continue to benefit from increases in the value of SPY and to provide a level of downside protection for at least a portion of the Fund’s portfolio at any given time. The Fund invests in the Underlying ETFs in a laddered manner.
Unlike the Underlying ETFs, the Fund itself does not pursue a structured outcome strategy. The buffer is only provided by the Underlying ETFs and the Fund itself does not provide any stated buffer against losses. The Fund will likely not receive the full benefit of the Underlying ETFs’ buffers and could have limited upside potential. The Fund’s returns may be limited by the caps of the Underlying ETFs.
In order to understand the Fund’s strategy and risks, it is important to understand the strategies and risks of the Underlying ETFs. See “Additional Information about the Fund” for a discussion of the principal investment strategies of the Underlying ETFs.
Under normal market conditions, the Fund will invest substantially all of its assets in the Underlying ETFs, which seek to provide investors with returns that match the share price performance of SPY up to a pre-determined upside cap, before fees and expenses, while providing a “deep” buffer against SPY losses between -4% and -34%, before fees and expenses, over a defined twelve-month period (an “Investment Period”). The Underlying ETFs do not seek to provide a buffer against (1) the first 4% of SPY losses and (2) SPY losses exceeding 34%. The period from the commencement of each Underlying ETF’s operations to the day preceding the Underlying ETF’s first full one-year Investment Period is referred to as the “Initial Investment Period” and all references to an Investment Period, other than its length in time, include an Underlying ETF’s Initial Investment Period.
In general, the structured outcomes each Underlying ETF seeks for investors that hold its shares for an entire Investment Period are as follows, though there can be no guarantee these results will be achieved:
•To the extent that SPY’s share price appreciates over an Investment Period, each Underlying ETF’s strategy intends to provide upside participation that matches SPY’s share price performance up to the pre-determined upside cap, before fees and expenses of the Underlying ETF.
•To the extent that SPY’s share price declines over the Investment Period by 4% or less, each Underlying ETF’s strategy is designed to provide returns that match the declining share price performance of SPY before fees and expenses of the Underlying ETF. For example, if SPY loses 4% in share price over the Investment Period, each Underlying ETF’s strategy is designed for the Underlying ETF to have a -4% return, before fees and expenses of the Underlying ETF.
•To the extent that SPY’s share price declines over the Investment Period by more than 4% but less than or equal to 34%, each Underlying ETF’s strategy is designed to provide a -4% return for the Fund, before fees and expenses. For example, if SPY loses 25% in share price over the Investment Period, each Underlying ETF’s strategy is designed for the Underlying ETF to have a -4% return, before fees and expenses of the Underlying ETF.
•To the extent that SPY’s share price declines over the Investment Period by more than 34%, each Underlying ETF’s strategy is designed to protect the Underlying ETF from SPY losses between -4% and -34%, while experiencing the first 4% of SPY losses and participating in SPY losses greater than 34% on a one-to-one basis with SPY, before fees and expenses of the Underlying ETF. As a result, in this scenario, the Underlying ETF’s strategy is designed to provide negative returns that are 30 percentage points less than the percentage loss on SPY’s share price over the Investment Period. For example, if SPY loses 35% in share price over the Investment Period, each Underlying ETF’s strategy is designed for the Underlying ETF to have losses of 5% (35% less the 30% “deep” buffer that covers losses from 4% through 34%), before fees and expenses of the Underlying ETF. The Underlying ETF’s buffer is not the equivalent of a floor on investment losses for that Underlying ETF.
The Fund and each Underlying ETF are advised by Aptus. The investment objective of SPY is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 ® Index. See “Additional Information about the Fund” for more information about SPY.
Each Underlying ETF is an actively managed exchange-traded fund (“ETF”) that, under normal market conditions, invests substantially all of its assets in both purchased and written put and call Flexible Exchange® Options (“FLEX Options”) that reference the market price of SPY. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (“OCC”). Each Underlying ETF uses FLEX Options to employ a structured outcome strategy. Structured outcome strategies seek to produce pre-determined target investment outcomes based upon the performance of an underlying security or index (e.g., SPY). The pre-determined structured outcomes sought by the Underlying ETFs are intended to reflect the share price performance of SPY over the Investment Period, subject to a “deep” buffer, i.e., limited downside protection against SPY losses between -4% and -34%, and a cap, i.e., a pre-determined upside return cap percentage. Each Underlying ETF sets a cap at market close one business day prior to each Investment Period. The defined cap applicable to an Investment Period varies based on prevailing market conditions at the time, including then-current interest rate levels, SPY volatility, and the relationship of puts and calls on the underlying FLEX Options. This means that an Underlying ETF’s cap will change for each Investment Period. Each Underlying ETF is perpetually offered and will not terminate at the end of its Investment Period.
An investor that purchases shares of an Underlying ETF on any day other than the first day of an Investment Period and/or sells shares prior to the end of an Investment Period may experience results that are very different from the outcomes sought by the Underlying ETF for that Investment Period. Because the Fund typically will not acquire shares of the Underlying ETFs on the first day of an Investment Period and may dispose of shares of the Underlying ETFs before the end of the Investment Period, the Fund may experience investment returns that are very different from those that the Underlying ETFs seek to provide. If an Underlying ETF has experienced certain levels of either gains or losses since the beginning of its current Investment Period, there may be little to no ability for the Fund to achieve gains or benefit from the buffer for the remainder of the Investment Period. To achieve the structured outcomes sought by an Underlying ETF for an Investment Period, an investor, such as the Fund, must hold shares of the Underlying ETF for that entire Investment Period.
When an investor purchases shares of a single Underlying ETF, his or her potential outcomes are limited by the Underlying ETF’s stated cap and buffer over a defined time period (depending on when the shares were purchased). Alternatively, the Fund’s laddered approach provides a diversified exposure to all of the Underlying ETFs in a single investment. By owning a laddered portfolio of Underlying ETFs, the Fund has the ability to continue to benefit from increases in the value of SPY and to provide a level of downside protection as each of the Underlying ETFs will reset its cap and refresh its buffer annually based on the share price performance of SPY at the time of the reset. In other words, the continual and periodic refreshing of the Underlying ETF caps and buffers at current SPY prices is intended to allow the Fund to continue to benefit from increases in the value of SPY and to provide a level of downside protection for at least a portion of the Fund’s portfolio at any given time. This approach reduces the risk inherent in the Underlying ETFs of having the upside potential for an entire Investment Period capped out in cases of rapid appreciation of SPY. It also reduces the risk of failing to benefit from an individual Underlying ETF buffer in cases where SPY has depreciated below that specific buffer level. Annually, each of the Underlying ETFs will undergo a reset of its cap and a refresh of its buffer, meaning that investors may have the ability to benefit from any appreciation in SPY for future periods up to the respective caps of the Underlying ETFs and may have the benefit of the buffer for future periods. A laddered buffer portfolio can diversify timing risk, similar to how laddered bond portfolios seek to manage timing risks for fixed-income investors.
The Fund intends to generally rebalance its portfolio to equal weight in each Underlying ETF at least annually. The Fund also will acquire and dispose of Underlying ETFs in connection with the creation and redemption of Creation Units between rebalances. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Fund having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund’s returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures. If an over-weighted Underlying ETF underperforms the other Underlying ETFs, the Fund will experience returns that are inferior to those that would have been achieved if the Underlying ETFs were equally weighted.
The Fund’s website will provide, on a daily basis, the proportion of the Fund’s assets invested in each Underlying ETF at any given time. Each Underlying ETF’s website provides important information (including Investment Period start and end dates and the cap (both gross and net of fund fees and expenses) and buffer both at the start of the Underlying ETF’s Investment Period and on any particular day relative to the end of the Investment Period).
Although this website information may be useful in understanding the investment strategies of the Underlying ETFs, it is limited in providing an investor of the Fund with all of the risks and potential outcomes associated with an investment in the Underlying ETFs. For example, it does not provide a direct example of your potential investment return in the Fund because of the Fund’s laddered exposure to the Underlying ETFs in which each one of the Underlying ETFs will reset its cap and refresh its buffer annually based on prevailing market conditions.
The Fund’s investment strategy may include active and frequent trading. The Fund may also invest in money market funds from time to time.
As of December 31, 2025, SPY had significant investments in the Information Technology sector.

Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund”.
• Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select each underlying buffer ETF in its laddered portfolio and substitute the Underlying ETFs with other buffer ETFs that it believes will achieve the Fund’s investment objective. The Adviser may be subject to conflicts of interest in selecting Underlying ETFs and substituting Underlying ETFs with other ETFs because the fees paid to the Adviser by the Underlying ETFs and other ETFs managed by the Adviser may be higher than the fees paid by other buffer ETFs. Additionally, an Underlying ETF may benefit from being selected in terms of enhanced liquidity and accumulation of assets.
•Buffered Loss Risk. There can be no guarantee that the Underlying ETFs will be successful in their strategy to buffer against SPY losses. Despite an Underlying ETF’s intended buffer, the Fund may lose its entire investment in an Underlying ETF. The Underlying ETFs do not provide principal protection and might not achieve their objectives in certain circumstances. Each Underlying ETF’s strategy seeks to deliver returns (before fees and expenses) that match the price return of SPY (up to the cap), while limiting downside losses, if shares are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of each Investment Period. To the extent the Fund acquires shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each rebalancing, the Fund typically will not acquire Underlying ETF shares on the first day of an Investment Period. Likewise, to the extent the Fund disposes of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each rebalancing, any such dispositions typically will not occur on the last day of an Investment Period. In the event that the Fund acquires shares after the first day of an Investment Period or disposes of shares prior to the end of an Investment Period, the buffer that the Underlying ETF seeks to provide may not be available and the Fund may not get the full benefit of the buffer. If the Fund purchases Underlying ETF shares during an Investment Period at a time when the Underlying ETF has decreased in value by 34% or more from the share price of the Underlying ETF on the first day of the Investment Period (the “Initial Underlying ETF Price”), the Fund may not receive any protection from the buffer. If the Fund purchases Underlying ETF shares at a time when the Underlying ETF has decreased in value by more than 4% but less than 34% from the Initial Underlying ETF Price, the Fund’s buffer will be reduced by the difference between -4% and the NAV of the Underlying ETF on the date the Fund purchases the shares. If the Fund purchases Underlying ETF shares during the Investment Period at a time when the Underlying ETF has increased in value relative to the Initial Underlying ETF Price, the Fund’s investment in the Underlying ETF may experience losses in excess of 4% prior to gaining any buffer protection. An investor like the Fund that holds Underlying ETF shares through multiple Investment Periods will be unable to recapture losses, if any, from prior Investment Periods because the buffer resets for each new Investment Period and is established based on the then current price of SPY and any losses experienced below the prior buffer will be locked in.
•Cap Change Risk. A new Underlying ETF cap is established at the beginning of each Investment Period and is dependent on prevailing market conditions. As a result, an Underlying ETF’s cap may rise or fall from one Investment Period to the next and is unlikely to remain the same for consecutive Investment Periods.
•Capped Upside Risk. Each Underlying ETF’s strategy seeks to provide returns (before fees and expenses) that match the price return of SPY for shares acquired on the first day of an Investment Period and held for the entire Investment Period, subject to a pre-determined upside cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of an Investment Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each rebalance, and such disposals typically will not occur on the last day of an Investment Period. In the event that the Fund acquires Underlying ETF shares after the first day of an Investment Period and the Underlying ETF has risen in value to a level near to the cap, there may be little or no ability for the Fund to experience an investment gain on its shares (because the Fund’s potential gain will be limited to the difference between the Underlying ETF's NAV on the date the Fund purchases Underlying ETF shares and the cap), however, the Fund will remain vulnerable to downside risks. This could be true for all of the Underlying ETFs held by the Fund at a certain point in time severely limiting the Fund’s ability to participate in gains during that time. If SPY experiences gains during an Investment Period, an Underlying ETF will not participate in those gains beyond the cap. If the Fund buys Underlying ETF shares when the price exceeds the cap, the Fund will not experience any gain regardless of the performance of SPY. An investor like the Fund that holds Underlying ETF shares through multiple Investment Periods may fail to experience gains comparable to those of SPY over time because at the end of each Investment Period, a new cap will be established based on the then current price of SPY and any gains above the prior cap will be forfeit. Moreover, the annual imposition of a new cap on future gains may make it difficult to recoup any losses from prior Investment Periods such that, over multiple Investment Periods, the Underlying ETFs may have losses that exceed those of SPY.

•Counterparty Risk. Underlying ETF transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Underlying ETF. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. An Underlying ETF may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF, and in turn, the Fund could suffer significant losses.
• Equity Market Risk . The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, market volatility related to global trade policy and the imposition of tariffs, the spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. There can be no assurance that an active trading market for such Shares will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•FLEX Options Correlation Risk. The FLEX Options held by an Underlying ETF will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the share price of SPY. Factors that may influence the value of the FLEX Options, other than changes in the share price of SPY, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, and changing volatility levels of SPY.
•FLEX Options Liquidity Risk. The FLEX Options held by an Underlying ETF are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of an Underlying ETF’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Underlying ETF shares and result in the Underlying ETF being unable to achieve its investment objective. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
•FLEX Options Valuation Risk. The value of the FLEX Options held by an Underlying ETF will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of SPY. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETF, the ability of the Underlying ETF to value the FLEX Options becomes more difficult and the judgment of the Underlying ETF’s investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Underlying ETF’s holdings due to reduced availability of reliable objective pricing data.
• Fund-of-Defined Outcome Funds Risk. Shareholders of the Fund will experience investment returns that are different than the investment returns provided by an Underlying ETF. The Fund does not itself pursue a defined outcome strategy, nor does the Fund itself provide a defined buffer against U.S. large cap ETF losses. Because the Fund will typically not purchase an Underlying ETF on the first day of an Investment Period, it is not likely that the stated outcome of the Underlying ETF will be realized by the Fund. The Fund will be continuously exposed to the investment profiles of each of the Underlying ETFs during their respective Investment Periods. A purchaser of Shares will, therefore, have exposure to Underlying ETFs with differing profiles in terms of its upside performance availability to its cap and potential for downside protection to its buffer. The Fund may invest in an Underlying ETF at times when the Underlying ETF is experiencing little or no benefit to its cap or buffer. The Fund, with its aggregate exposure to each of the Underlying ETFs and its respective defined outcome profiles, may have investment returns that are inferior to that of any single Underlying ETF or group of Underlying ETFs over any given time period. Because the Fund may not be equally weighted on a continuous basis, the Fund may be exposed to one or more Underlying ETFs disproportionately when compared to other Underlying ETFs. In such circumstances, the Fund will be subject to the over-weighted performance of such Underlying ETF. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF’s expenses, subjecting Fund shareholders to duplicative expenses.
•High Portfolio Turnover Risk. The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to specific securities. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
• Investment Company Risk. The risks of investing in investment companies, such as the Underlying ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to regulatory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. Investments in ETFs are also subject to the “ETF Risks” described above.
•Investment Period Risk. Each Underlying ETF’s investment strategy is designed to deliver returns that match the share price return of SPY if Shares are bought on the first day of the Underlying ETF’s Investment Period and held until the end of the Investment Period subject to the cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of an Investment Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each rebalance, and such disposals typically will not occur on the last day of an Investment Period. In the event the Fund acquires shares after the first day of an Investment Period or disposes of shares prior to the expiration of the Investment Period, the value of the Fund’s investment in Underlying ETF shares may not be buffered against a decline in the value of SPY and may not participate in a gain in the value of SPY for the Fund’s investment period.
• Large-Capitalization Investing Risk. Each Underlying ETF invests in FLEX Options that reference the market price of SPY, which is comprised of the securities of large-capitalization companies. As a result, an Underlying ETF’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
•Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.
•Market Fluctuation Tax Risk. The Fund may acquire shares of the Underlying ETFs in the open market. When the Fund sells shares of the Underlying ETFs in the open market, the Fund will recognize gain or loss on the disposition of the shares, which could have a negative impact on Fund returns. In addition, note that the Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash rather than in-kind. If the Fund effects redemptions for cash, it may be required to sell shares of the Underlying ETFs in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute such shares only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.
•No Operating History. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors have no track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.
• Sector Risk. To the extent SPY invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. SPY may invest a significant portion of its assets in the following sector and, therefore, the performance of the Underlying ETFs, which invest substantially in FLEX Options that reference the market price of SPY, could be negatively impacted by events affecting this sector.
◦Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Underlying ETF’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
• Special Tax Risk. Each Underlying ETF intends to qualify as a RIC; however, the federal income tax treatment of certain aspects of the proposed operations of the Underlying ETFs are not entirely clear. This includes the tax aspects of the Underlying ETFs’ options strategy, the hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If, in any year, an Underlying ETF fails to qualify as a RIC under the applicable tax laws, the Underlying ETF would be taxed as an ordinary corporation, which could cause the Fund to lose its status as a RIC as well if there are no cure provisions available to the Fund.
Similar to other ETFs, when an Underlying ETF disposes of appreciated property by distributing such appreciated property in-kind pursuant to redemption requests of AP shareholders under Section 852(b)(6) of the Code, the Underlying ETF does not expect to recognize any built-in gain in such appreciated property. The Underlying ETFs have not received an opinion of counsel or guidance from the IRS regarding whether Section 852(b)(6) will be available when an Underlying ETF rebalances its portfolio and distributes appreciated portfolio positions. If the IRS or a court were to disagree with an Underlying ETF’s position as to the applicability of this nonrecognition rule to the Underlying ETF’s dispositions, the Underlying ETF will likely be under-distributed with respect to its income or gains; potentially causing the Underlying ETF to fail to qualify as a RIC, subjecting the Underlying ETF to an excise tax, and potentially causing the character of the amounts reported to shareholders to be incorrect. If, for any year, an Underlying ETF fails to qualify as a RIC, the Underlying ETF itself generally would be subject to regular corporate U.S. federal income tax, and distributions received by its shareholders, including the Fund, would be subject to further U.S. federal income tax. Alternatively, the Underlying ETF may be required to pay a deficiency dividend (without having received additional cash) and applicable interest, and such dividend would be paid to the then current shareholders of the Underlying ETF, including the Fund. Failure to comply with the requirements for qualification as a RIC would have significant negative economic consequences to the Underlying ETF’s shareholders and, in turn, the Fund and its shareholders. Failure by an Underlying ETF to qualify as a RIC could also cause the Fund to lose its status as a RIC as well, which could have significant negative economic consequences to shareholders of the Fund.
•SPY Equity Risk. Because each Underlying ETF holds FLEX Options that reference SPY, each Underlying ETF has exposure to the equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
• SPY Risk. Each Underlying ETF invests in FLEX Options that reference SPY, which subjects the Underlying ETFs to certain of the risks of owning shares of an ETF as well as the types of instruments in which SPY invests. The value of SPY will fluctuate over time based on fluctuations in the values of the securities held by SPY, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index may not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, fees and transaction expenses and other factors. In particular, each Underlying ETF’s value may not directly correlate to SPY because the FLEX Options are only exercisable on the expiration date and the fluctuating value of the FLEX Options will affect the Underlying ETF’s value.
•Underlying ETF Exposure Risk. An investment in the Fund may provide returns that are lower than the returns that an investor could achieve by investing in one or more of the Underlying ETFs alone. Additionally, if one or more of the Underlying ETFs has exceeded its cap at the time that you invest in the Fund, you may derive no benefit from the Fund’s investment in that Underlying ETF until the next reset of the Underlying ETF. Likewise, if one or more of the Underlying ETFs has decreased in value below its buffer at the time that you invest in the Fund, you may derive no buffered protection from the Fund’s investment in that Underlying ETF. See “Buffered Loss Risk” and “Capped Upside Risk” above. The Fund does not itself pursue a structured outcome strategy and does not provide any buffer against Underlying ETF losses.
Performance
Performance information for the Fund is not included because the Fund had not yet commenced operations as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.aptusetfs.com/aldb.
Portfolio Management

Adviser	Aptus Capital Advisors, LLC
Portfolio Managers	JD Gardner, CFA, CMT, Mark Callahan, David Wagner III, CFA, John Luke Tyner, CFA, and Brad Rapking, CFA, have been portfolio managers for the Fund since its inception in 2026.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.aptusetfs.com/aldb.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.